UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2007
VERIFONE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32465 (Commission File Number)	04-3692546 (IRS Employer Identification No.)
2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices with zip code)
(408) 232-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On March 1, 2007, VeriFone Holdings, Inc. (the “Registrant”) issued a press release and has scheduled a conference call to report its financial results for its fiscal quarter ended January 31, 2007. A copy of the Registrant’s press release that contains its financial results for the fiscal quarter ended January 31, 2007 is being furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.
     The information furnished pursuant to this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in Exhibit 99.1 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
     The information furnished in this report, including Exhibit 99.1, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished pursuant to Regulation FD or that such information or exhibit contains material information that is not otherwise publicly available. In addition, the Registrant does not assume any obligation to update such information or exhibit in the future.
Use of Non-GAAP Financial Information
     The Registrant has used and intends to use certain non-GAAP financial measures in the press release and the conference call. These non-GAAP financial measures have not been prepared in accordance with U.S. generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review the reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures that are contained in Exhibit 99.1 or referred to in the conference call. Exhibit 99.1 also describes the reasons why management believes the presentation of these non-GAAP financial measures provides useful information to investors and any additional purposes for which management uses these non-GAAP financial measures.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
The following exhibit is furnished as part of this Report on Form 8-K
99.1	Press Release of the Registrant dated March 1, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE HOLDINGS, INC.

Date: March 1, 2007	By:	/s/ Barry Zwarenstein

Barry Zwarenstein
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Registrant dated March 1, 2007.

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